Exhibit 99
PRESS RELEASE FOR IMMEDIATE RELEASE	August 5, 2015
Butler National Corporation Announces its Subsidiary, Butler National Service Corporation, Delivers Notice of the Exercise of its Option to Purchase the Building and Related Land in Dodge City, KS at the Boot Hill Casino & Resort

OLATHE, KANSAS, August 5, 2015, - Butler National Corporation (OTC Pink: BUKS), a leading manufacturer and provider of support systems for commercial and military aircraft and a recognized provider of management services in diverse business groups including the gaming industry, announces that its subsidiary, Butler National Service Corporation ("BNSC"), delivered notice of the exercise of its option to purchase the building and related land in Dodge City, Kansas at the Boot Hill Casino & Resort.
On August 5, 2015, Butler National Corporation (the "Company") announced that its subsidiary, Butler National Service Corporation ("BNSC"), delivered notice of the exercise of its option to purchase the building and related land in Dodge City, Kansas at the Boot Hill Casino & Resort (the "Facility") leased by BHCMC, LLC, from BHC Development, L.C. ("Development"), pursuant to a contractual right held by BNSC under the existing lease.

As previously reported by the Company, BNSC has been in friendly discussions with Development for the acquisition of the Facility and improvements over the past year.  BNSC expects to enter into negotiations with Development immediately and will announce the terms of the deal, including financing, once the parties have entered into a definitive agreement.

The Company believes the purchase will close during the third quarter of its current fiscal year.

Our Business:
 Butler National Corporation operates in the Aerospace and Services business segments.  The Aerospace segment focuses on the manufacturing of support systems for "Classic" commercial and military aircraft including the Butler National TSD for the Boeing 737 and 747 Classic aircraft, switching equipment for Boeing McDonnell Douglas Aircraft, weapon control systems for Boeing Helicopter and performance enhancement structural modifications for Learjet, Cessna, Dassault and Beechcraft business aircraft.  Services include temporary employee services, gaming services and administrative management services.

Forward-Looking Information:
Statements made in this report, filed with the Securities and Exchange Commission, communications to stockholders, press releases, and oral statements made by representatives of the Company that are not historical in nature, or that state the Company or management intentions, hopes, beliefs, expectations or predictions of the future, may constitute "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements can often be identified by the use of forward-looking terminology, such as "could," "should," "will," "intended," "continue," "believe," "may," "expect," "hope," "anticipate," "goal," "forecast," "plan," "guidance" or "estimate" or the negative of these words, variations thereof or similar expressions. Forward-looking statements are not guarantees of future performance or results. They involve risks, uncertainties, and assumptions. It is important to note that any such performance and actual results, financial condition or business, could differ materially from those expressed in such forward-looking statements.  The forward looking statements in this report are only predictions and actual events or results may differ materially.  These factors and risks include, but are not limited to the Cautionary Statements and Risk Factors, filed as Exhibit 99 and Section 1A to the Company's Annual Report on Form 10-K, incorporated herein by reference.  Investors are specifically referred to such Cautionary Statements and Risk Factors for discussion of factors, which could affect the Company's operations, and forward-looking statements contained herein.

FOR MORE INFORMATION, CONTACT:
David Drewitz, Public Relations david@creativeoptionscommunications.com www.creativeoptionscommunications.com Butler National Corporation Investor Relations	Ph (972) 814-5723 Ph (913) 780-9595
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